STOCK PURCHASE AGREEMENT

This Stock Purchase Agreement (this “Agreement”) is dated as of August 8th, 2013 (the “Effective Date”) and is entered into by and between Monster Arts, Inc., a Nevada corporation (the “Company”) and Iconosys, Inc., a California corporation (“Purchaser”).

W I T N E S S E T H:

WHEREAS, in connection with that certain Asset Purchase and Domain Name, Web Site Content and Trademark Assignment Agreement dated as of the Effective Date and entered into between the Company and the Purchaser (the “APA”), pursuant to which the Company has acquired from Purchaser the TAVG Assets (as defined in the APA), the Company desires to issue and sell to the Purchaser, and the Purchaser desire to purchase from the Company, the Common Stock (as such term is defined below) as partial consideration for the Company’s payment of the Purchase Price (as defined in the APA).

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements hereinafter contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, intending to be legally bound, the parties hereto hereby agree as follows:

1. Offer and Sale of Securities.

1.1 The Offering. The Company is offering for sale 1,052,632 shares of common stock of the Company, having a par value of $.001 per share (“Common Stock”). The Common Stock is sometimes referred to herein as the “Securities”. The Company is offering the Securities (the “Offering”) to Purchaser as partial payment for the Purchase Price, based on a purchase price per share of $.19, which represents the closing share price of the Company’s common stock on the OTC Bulletin Board Exchange as of the Effective Date, and as set forth at Section 3.1of the APA (such consideration paid by Purchaser for the Common Stock, the “Stock Purchase Price”).

2. Closing.

The closing of the sale and issuance of the Common Stock shall be held on the Effective Date, unless otherwise extended by the parties (“Closing”). At the Closing with respect to the subscription by the Purchaser, the Company will register in the name of each such Purchaser that number of shares of Common Stock being purchased by such Purchaser in accordance with the information on the applicable signature page of this Agreement.

3. Conditions to the Obligations of the Purchaser at Closing.

The obligation of the Purchaser to purchase the Securities subscribed for by such Purchaser at the Closing is subject to the satisfaction on or prior to the date of the Closing (the “Closing Date”) of the following conditions, each of which may be waived by the Purchaser:

3.1 Representations and Warranties. The representations and warranties of the Company contained in this Agreement which are qualified as to materiality must be true and correct in all respects and the representations and warranties of the Company contained in this Agreement which are not qualified as to materiality must be true and correct in all material respects as of the Closing Date except to the extent that the representations and warranties relate

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to an earlier date in which case the representations and warranties must be true and correct as written or true and correct in all material respects, as the case may be, as of the earlier date.

3.2 Performance of Covenants. The Company shall have performed or complied in all material respects with all covenants and agreements required to be performed by it on or prior to the Closing pursuant to this Agreement, including, without limitation, the delivery of certificates evidencing the Common Stock issued to the Purchaser at the Closing.

3.3 No Injunctions; etc. No court or governmental injunction, order or decree prohibiting the purchase and sale of the Common Stock will be in effect. There will not be in effect any law, rule or regulation prohibiting or restricting the sale or requiring any consent or approval of any person or entity (“Person”) that has not been obtained to issue and sell the Common Stock to the Purchaser.

3.4 Waivers and Consents. The Company will have obtained all consents and waivers, if any, necessary to (i) execute and deliver this Agreement and all related documents and agreements, and (ii) to issue and deliver the Common Stock and all such consents and waivers will be in full force and effect.

4. Conditions to the Obligations of the Company at Closing.

The obligation of the Company to issue and sell the Common Stock to the Purchaser is subject to the satisfaction on or prior to each Closing Date of the following conditions, each of which may be waived by the Company:

4.1 Representations and Warranties. The representations and warranties of the Purchaser contained in this Agreement which are qualified as to materiality must be true and correct in all respects and the representations and warranties of the Purchaser contained in this Agreement which are not qualified as to materiality must be true and correct in all material respects as of the applicable Closing Date.

4.2 Performance of Covenants. The Purchaser will have performed or complied in all material respects with all covenants and agreements required to be performed by the Purchaser on or prior to the Closing pursuant to this Agreement.

4.3 No Injunctions. No court or governmental injunction, order or decree prohibiting the purchase or sale of the Common Stock will be in effect.

5. Representations and Warranties of the Purchaser.

The Purchaser, in order to induce the Company to perform this Agreement, hereby represents and warrants as follows:

5.1 Due Authorization. The Purchaser represents for such Purchaser to the Company that such Purchaser has full power and authority and has taken all action necessary to authorize such Purchaser to execute, deliver and perform such Purchaser’s obligations under this Agreement. This Agreement is the legal, valid and binding obligation of such Purchaser in accordance with its terms.

5.2 Accredited Investor. The Purchaser represents that such Purchaser is an Accredited Investor as that term is defined in Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”).

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5.3 No Investment Advice. The Company has not made any other representations or warranties to such Purchaser other than as set forth herein or incorporated herein by reference with respect to the Company or rendered any investment advice.

5.4 Investment Experience. The Purchaser represents that such Purchaser has not authorized any Person to act as such Purchaser’s Purchaser Representative (as that term is defined in Regulation D of the General Rules and Regulations under the Securities Act) in connection with this transaction. Such Purchaser has such knowledge and experience in financial, investment and business matters that such Purchaser is capable of evaluating the merits and risks of the prospective investment in the securities of the Company. Such Purchaser has consulted with such independent legal counsel or other advisers as such Purchaser has deemed appropriate to assist such Purchaser in evaluating the proposed investment in the Company.

5.5 Adequate Means. The Purchaser represents as to such Purchaser that such Purchaser (i) has adequate means of providing for such Purchaser’s current financial needs and possible contingencies; and (ii) can afford (a) to hold unregistered securities for an indefinite period of time as required; and (b) sustain a complete loss of the entire amount of the subscription.

5.6 Access to Information. The Purchaser represents that such Purchaser has been afforded the opportunity to ask questions of, and receive answers from the officers and/or directors of the Company acting on its behalf concerning the terms and conditions of this transaction and to obtain any additional information, to the extent that the Company possesses such information or can acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information furnished; and has had such opportunity to the extent such Purchaser considers it appropriate in order to permit such Purchaser to evaluate the merits and risks of an investment in the Company. It is understood that all documents, records and books pertaining to this investment have been made available for inspection, and that the books and records of the Company will be available upon reasonable notice for inspection by investors during reasonable business hours at its principal place of business. The foregoing shall in no way be deemed to limit the ability of the Purchaser to rely on the representations and warranties set forth herein or incorporated herein by reference.

5.7 No Endorsement. The Purchaser further acknowledges that the offer and sale of the Securities has not been passed upon or the merits thereof endorsed or approved by any state or federal authorities.

5.8 Non-Registered Securities. The Purchaser acknowledges that the offer and sale of the Securities have not been registered under the Securities Act or any state securities laws and the Securities may be resold only if registered pursuant to the provisions thereunder or if an exemption from registration is available. The Purchaser understands that the offer and sale of the Securities is intended to be exempt from registration under the Securities Act, based, in part, upon the representations, warranties and agreements of such Purchaser contained in this Agreement.

5.9 No Resale. The Purchaser represents that the Common Stock being subscribed for is being acquired solely for the account of such Purchaser for such Purchaser’s investment and not with a view to, or for resale in connection with, any distribution in any jurisdiction where such sale or distribution would be precluded. By such representation, such Purchaser means that no other Person has a beneficial interest in the Common Stock, and that no other Person has furnished or will furnish directly or indirectly, any part of or guarantee the payment of any part of the consideration to be paid by such Purchaser to the Company in connection therewith. Such

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Purchaser does not intend to dispose of all or any part of the Common Stock except in compliance with the provisions of the Securities Act and applicable state securities laws, and understands that the Common Stock is being offered pursuant to a specific exemption under the provisions of the Securities Act, which exemption(s) depends, among other things, upon the compliance with the provisions of the Securities Act.

5.10 Legend. The Purchaser hereby acknowledges and agrees that the Company may insert the following or similar legend on the face of the certificates evidencing the Securities purchased by such Purchaser, if required in compliance with the Securities Act or state securities laws:

“These securities have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws and may not be sold or otherwise transferred or disposed of except pursuant to an effective registration statement under the Securities Act and any applicable state securities laws, or an opinion of counsel satisfactory to counsel to the issuer that an exemption from registration under the Securities Act and any applicable state securities laws is available.”

5.11 Broker’s or Finder’s Commissions. No finder, broker, agent, financial person or other intermediary has acted on behalf of any Purchaser in connection with the sale of the Common Stock by the Company or the consummation of this Agreement or any of the transactions contemplated hereby.

6. Representations and Warranties of the Company.

The Company represents and warrants to the Purchaser as follows as of the Closing, each such representation and warranty being made subject to such disclosures as are made pursuant to this Agreement or any schedule or exhibit delivered in connection herewith at the Closing:

6.1 Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada. The Company has full corporate power and authority to own and hold its properties and to conduct its business. The Company is duly licensed or qualified to do business, and in good standing, in each jurisdiction in which the nature of its business requires licensing, qualification or good standing, except for any failure to be so licensed or qualified or in good standing that would not have a material adverse effect on the Company or its results of operations, assets and financial condition, taken as a whole, or on its ability to perform its obligations under this Agreement or to issue the Common Stock (a “Material Adverse Effect”).

6.2 Capitalization. As of the Closing, the authorized capital stock of the Company will consist of ____________ shares of common stock, par value $0.001 per share (the “Company Common Stock”). As of the Closing, all the outstanding shares of the Company Common Stock will have been duly authorized and validly issued and will be fully paid and nonassessable and free of preemptive rights created by or through the Company, and will have been issued in compliance with all federal and state securities laws, and will not have been issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities.

6.3 Corporate Power, Authorization; Enforceability. The Company has full corporate power and authority to execute, deliver and enter into this Agreement and to consummate the transactions contemplated hereby (the “Contemplated Transactions”). All action on the part of the Company, its directors or stockholders necessary for the authorization,

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execution, delivery and performance of the Agreement and the Contemplated Transactions by the Company, the authorization, sale, issuance and delivery of the Common Stock contemplated hereby and the performance of the Company’s obligations hereunder and thereunder has been taken. The Common Stock to be purchased on the Closing Date have been duly authorized and, when issued in accordance with this Agreement will be validly issued, fully paid and nonassessable and will be free and clear of any mortgage, deed of trust, pledge, hypothecation, assignment, encumbrance, lien (statutory or other) or preference, priority, right or other security interest or preferential arrangement of any kind or nature whatsoever (excluding Common Stock and equity related preferences) (collectively, “Liens”) imposed by or through the Company other than restrictions imposed by this Agreement and applicable securities laws. This Agreement has been duly executed and delivered by the Company, and constitutes the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity relating to enforceability (regardless of whether considered in a proceeding at law or in equity).

6.4 No Financial Statements. The Company is a development stage, early stage company and has not prepared any financial statements.

6.5 Valid Issuance of Common Stock. The Common Stock that is being purchased by the Purchaser hereunder, when issued, sold and delivered in accordance with the terms of this Agreement for the consideration expressed herein, will be duly and validly issued, fully paid and nonassessable and will be free of restrictions on transfer, other than restrictions on transfer and voting under this Agreement and under applicable state and federal securities laws.

6.6 Governmental Consents. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority on the part of the Company is required in connection with the consummation of the transactions contemplated by this Agreement, except for such filings as are required pursuant to applicable federal and state securities laws and blue sky laws, which filings will be effected within the required statutory period.

7. The terms and provisions of Section 7 of the APA, entitled “General Provisions” are hereby incorporated by reference.

[signature page to follow]

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IN WITNESS WHEREOF, the undersigned parties have executed this Agreement as of the Effective Date.

“COMPANY” MONSTER ARTS, INC., a Nevada corporation By: _________________________________ Wayne Irving II, Chief Executive Officer	“PURCHASER” INCONOSYS, INC., a California corporation By: _________________________________ Ryan Foland, Chief Operating Officer

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